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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2003

                              CENTRAL BANCORP, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

Massachusetts                          0-25251                    04-3447594
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(State Or Other                      (Commission                 (IRS Employer
 Jurisdiction Of                      File Number)           Identification No.)
Incorporation)

              399 Highland Avenue, Somerville, Massachusetts       02144
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               (Address Of Principal Executive Offices)         (Zip code)

       Registrant's telephone number, including area code: (617) 628-4000

                                 Not Applicable
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          (Former Name Or Former Address, If Changed Since Last Report)

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Item 5. Other Events and Required FD Disclosure
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     On August 4, 2003, Central Bancorp,  Inc. (the "Registrant") and certain of its  directors,  former  directors  and  affiliated  entities  entered  into  an
Agreement (the "Agreement") with PL Capital,  LLC and its affiliated persons and entities,  pursuant to which the parties  settled all of the pending  litigation between them and will file with the appropriate courts the filings necessary for the litigation to be dismissed. Please reference Exhibit 99.1 filed herewith for the material terms of the Agreement.

     Under the Agreement, the Registrant agreed to expand the Board of Directors of both the  Registrant  and its  subsidiary,  Central  Co-Operative  Bank  (the
"Bank"),  by two  members and to appoint  Richard  Lashley as a director on each
Board.  Mr.  Lashley  will  fill the  vacancies  on each  Board  created  by the resignation  of  Terence  D.  Kenney,  who  retired  from the  Board of both the
Registrant  and the Bank  concurrently  with the signing of the  Agreement.  Mr.
Lashley  will  serve  for  the  remainder  of Mr.  Kenney's  term  and  will  be
renominated   for  election  at  the   Registrant's   2003  annual   meeting  of
stockholders.  The Registrant also agreed to appoint Richard Fates as a director of the Bank.

     Also, effective on August 4, 2003, the Board of Directors of the Registrant
appointed  Albert  J.  Mercuri,  Jr.  to  fill  one  of  the  vacancies  on  the
Registrant's  Board of  Directors,  to  serve as a  director  until  the  annual shareholders  meeting in 2004. Mr. Mercuri is the President and Chief  Executive
Officer of Data Direct, Inc, a national  distributor of digital media publishing systems, optical media and copiers,  located in Needham Heights,  Massachusetts.
Mr.  Mercuri is a 1979 graduate of Babson  College where he earned a Bachelor of
Science degree in Marketing.  The Board of Directors of the Bank appointed James
F.  Linnehan as a director of the Bank to serve until 2004.  Mr.  Linnehan is an attorney and a Certified Public Accountant,  has served as an Assistant Attorney
General for the  Commonwealth  of  Massachusetts  and is a former  director  and chairman of the audit and trust committees of Bay Bank Middlesex.

     The  foregoing  discussion is qualified in its entirety by the terms of the
Agreement  that is  attached  as Exhibit  99.1 to this report on Form 8-K and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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     The following exhibit is filed herewith:

     Exhibit No.           Description
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     Exhibit 99.1          Standstill Agreement dated as of August 4, 2003

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, hereunto duly authorized.

                                       CENTRAL BANCORP, INC.

Date: August 4, 2003                   /s/John D. Doherty
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                                       John D. Doherty
                                       Chairman, President and Chief Executive
                                       Officer
/